EQUITY METHOD INVESTMENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENTS
7. EQUITY METHOD INVESTMENTS
Double E
In June 2019, we formed Double E in connection with the Double E Project. Effective June 26, 2019, Summit Permian Transmission, a wholly owned and consolidated subsidiary of the Partnership, and an affiliate of Double E’s foundation shipper (the “JV Partner”) executed an agreement whereby Double E will provide natural gas transportation services from multiple receipt points in the Delaware Basin to various delivery points in and around the Waha Hub in Texas (the “Double E Agreement”). Concurrent with the Double E Agreement, we issued a parental guaranty to fund any capital calls not satisfied by Summit Permian Transmission during the construction of the Double E Project, for an amount not to exceed $350.0 million. The Partnership has guaranteed, among other things, payment of our pro rata share of the required capital calls during construction of the Double E Project and, as of March 31, 2020, we estimate that our pro rata share of our remaining capital contributions is approximately $251 million. In connection with the Double E Agreement and the related Double E Project, the Partnership contributed total assets of approximately $23.6 million in exchange for a 70% ownership interest in Double E and our JV Partner contributed $7.3 million of cash in exchange for a 30% ownership interest in Double E. Concurrent with these contributions, and in accordance with the Double E Agreement, Double E distributed $7.3 million to the Partnership. Subsequent to the formation of Double E, we made additional cash investments of $18.3 million through December 31, 2019.
During the three months ended March 31, 2020, we made cash investments of $58.0 million in the Double E Project. Upon completion of the Double E Project, we expect to own at least a 50% interest in the Double E Project. We are leading the development, permitting and construction of the Double E Project and expect to operate the pipeline upon commissioning. At our current 70% interest, we estimate that our total share of the capital expenditures required to develop the Double E Project will total approximately $350.0 million.
Double E is deemed to be a variable interest entity as defined in GAAP. As of the date of the Double E Agreement, Summit Permian Transmission was not deemed to be the primary beneficiary due to the JV Partner’s voting rights on significant matters. We account for our ownership interest in Double E as an equity method investment because we have significant influence over Double E. Our portion of Double E’s net assets, which was $92.3 million at March 31, 2020, is reported under the caption Investment in equity method investees on the unaudited condensed consolidated balance sheet.
For the three months ended March 31, 2020, other than the investment activity noted above, Double E did not have any results of operations given that the Double E Project is currently under development.
Ohio Gathering
Ohio Gathering owns and operates midstream infrastructure consisting of a liquids-rich natural gas gathering system, a dry natural gas gathering system and a condensate stabilization facility in the Utica Shale in southeastern Ohio. Ohio Gathering provides gathering services pursuant to primarily long-term, fee-based
gathering agreements, which include acreage dedications.
As of March 31, 2020 and December 31, 2019, our ownership interest in Ohio Gathering was 38.5%.
A reconciliation of our 38.5% ownership interest in Ohio Gathering to our investment per Ohio Gathering’s books and records follows (in thousands).

Investment in Ohio Gathering, March 31, 2020	$271,268
March cash distributions	1,875
Basis difference	223,151

Investment in Ohio Gathering February 29, 2020	$496,294

As noted in our 2019 Annual Report, in December 2019 an impairment loss of long-lived assets was recognized by OCC which brought our investment in OCC to zero. As a result, we have not recorded our portion of OCC’s net loss for the three months ended March 31, 2020 in the Income (loss) from equity method investees caption of our unaudited condensed consolidated statements of operations.
Summarized statements of operations information for OGC
and
OCC follow (amounts represent 100% of investee financial information).

	Three months ended February 29, 2020		Three months ended February 28, 2019
	OGC	OCC	OGC	OCC
	(In thousands)
Total revenues	$30,068	$2,727	$33,466	$2,266
Total operating expenses	25,750	30,855	25,487	2,973
Net income (loss)	4,311	(28,128)	7,972	(707)

8. EQUITY METHOD INVESTMENTS
Double E
In June 2019, we formed Double E in connection with the Double E Project. Effective June 26, 2019, Summit Permian Transmission, a wholly owned and consolidated subsidiary of the Partnership, and our JV Partner executed the Agreement whereby Double E will provide natural gas transportation services from multiple receipt points in the Delaware Basin to various delivery points in and around the Waha Hub in Texas. Concurrent with the Agreement, we issued a parental guaranty to fund any capital calls not satisfied by Summit Permian Transmission during the construction of Double E, for an amount not to exceed $350.0 million. At December 31, 2019, our outstanding parental guaranty for Double E was $308.9 million. In connection with the Agreement and the related Double E Project, the Partnership contributed total assets of approximately $23.6 million in exchange for a 70% ownership interest in Double E and our JV Partner contributed $7.3 million of cash in exchange for a 30% ownership interest in Double E. Concurrent with these contributions, and in accordance with the Agreement, Double E distributed $7.3 million to the Partnership. Subsequent to the formation of Double E, we also made additional cash investments of $18.3 million through December 2019.
Double E is deemed to be a variable interest entity as defined in GAAP. As of the date of the Agreement, Summit Permian Transmission was not deemed to be the primary beneficiary due to the JV Partner’s voting rights on significant matters. We account for our ownership interest in Double E as an equity method investment because we have significant influence over Double E. Our portion of Double E’s net assets, which was $34.7 million at December 31, 2019, is reported under the caption Investment in equity method investees on the consolidated balance sheet.
For the year ended December 31, 2019, other than the investment activity noted above, Double E did not have any results of operations given that the Double E Project is currently under development.
Ohio Gathering
Ohio Gathering owns, operates and is currently developing midstream infrastructure consisting of a liquids-rich natural gas gathering system, a dry natural gas gathering system and a condensate stabilization facility in the Utica Shale in southeastern Ohio. Ohio Gathering provides gathering services pursuant to primarily long-term, fee-based
gathering agreements, which include acreage dedications.
Our initial investment in Ohio Gathering in 2014 included a $190.0 million payment to acquire a 1% interest from a third party, which included an option to increase our ownership to 40%, as well as a series of contributions directly to Ohio Gathering in 2014, which increased our ownership to 40%. Concurrent with and subsequent to the exercise of the option, the non-affiliated
owners have retained their respective 60% ownership interest in Ohio Gathering (the
“Non-affiliated
Owners”).
We account for our ownership interests in Ohio Gathering as an equity method investment because we have joint control with the
Non-affiliated
Owners, which gives us significant influence.
We recognized the $190.0 million paid for the initial 1% interest as an investment in Ohio Gathering at inception. In addition, Ohio Gathering assigned a value of $7.5 million to the exercise option, which it ultimately attributed to our capital account. Neither of the aforementioned transactions involved a flow of funds to or from Ohio Gathering. As such, they created a basis difference between our recorded investment in equity method investees and the amount attributed to us by Ohio Gathering within its financial statements.
In December 2019, we identified certain triggering events which indicated that our equity method investment in Ohio Gathering could be impaired. In accordance with ASC Topic 323, we completed an equity method impairment analysis to determine the equity method impairment charge to be recorded on our consolidated financial statements resulting from an other-than-temporary impairment. As a result of our analysis, an impairment charge of approximately $329.7 million was recorded in 2019 in Loss from equity method investments on the accompanying consolidated statements of operations.
The fair value of our investment in Ohio Gathering was determined based upon applying the discounted cash flow method, which is an income approach, and the guideline public company method, which is a market approach. The discounted cash flow fair value estimate is based on known or knowable information at the measurement date. The significant assumptions that were used to develop the estimate of the fair value under the discounted cash flow method include management’s best estimates of the expected future results using a probability weighted average set of cash flow forecasts and a discount rate of approximately 9.0 percent. Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions and factors. As such, the fair value of the Ohio Gathering equity method investment represents a Level 3 measurement. As a result, actual results may differ from the estimates and assumptions made for purposes of this impairment analysis.
Also in December 2019, an impairment loss of long-lived assets was recognized by OCC. Although we recognize activity for Ohio Gathering on a one-month
lag, we recorded an impairment loss of $6.3 million in Loss from equity method investees in the consolidated statements of operations because the information was available to us.
In December 2018, Ohio Gathering was involved in legal proceedings relating to a dispute regarding pipeline right of way rights and associated trespass claims that took place prior to December 31, 2018. Ohio Gathering received a judgment on those proceedings in January 2019 and recorded an estimate of the legal exposure as of December 31, 2018. Although we recognize activity for Ohio Gathering on a
one-month
lag, we recorded the asset impairments and legal contingency in our results of operations for the year ending December 31, 2018 because the information was available to us. We recorded our then 40% share of the asset impairments and legal contingency amounting to $7.7 million in 2018 in Loss from equity method investees in the consolidated statements of operations.
As a result of our joint venture partner funding a disproportionate amount of the capital calls during the year ended December 31, 2019, our ownership interest in Ohio Gathering decreased from 40.0% at December 31, 2018, to 38.5% at December 31, 2019.
A reconciliation of our 38.5% and 40% ownership interest in Ohio Gathering to our investment per Ohio Gathering’s books and records follows for the years ending December 31, 2019 and 2018, respectively (in thousands).

	2019	2018
	(In thousands)
Investment in Ohio Gathering, December 31	$275,000	$649,250
December cash distributions	2,700	2,736
Impairment loss (1)	232,521	5,652
Loss contingency	—	2,040
Basis difference	—	(116,832)

Investment in Ohio Gathering, net of basis difference, November 30	$510,221	$542,846

(1)
Amount is comprised of (i) a $329.7 million impairment of our equity method investment in Ohio Gathering; (ii) the write-off
of our basis difference of ($103.5) million in Ohio Gathering as a result of the impairment in our equity method investment in Ohio Gathering; and (iii) a $6.3 million impairment of long-lived assets in OCC.

Summarized balance sheet information for OGC and OCC follows (amounts represent 100% of investee financial information).

	November 30, 2019		November 30, 2018
	OGC	OCC	OGC	OCC
	(In thousands)
Current assets	$41,972	$2,187	$37,403	$3,716
Noncurrent assets	1,281,171	28,323	1,262,253	27,203

Total assets	$1,323,143	$30,510	$1,299,656	$30,919

Current liabilities	$21,798	$4,016	$19,903	$3,912
Noncurrent liabilities	4,113	6,683	3,688	8,807

Total liabilities	$25,911	$10,699	$23,591	$12,719

Summarized statements of operations information for OGC and OCC follow (amounts represent 100% of investee financial information).

	Twelve months ended November 30, 2019		Twelve months ended November 30, 2018		Twelve months ended November 30, 2017
	OGC	OCC	OGC	OCC	OGC	OCC
	(In thousands)
Total revenues	$142,138	$8,601	$142,398	$10,177	$140,679	$8,607
Total operating expenses	108,234	38,815	136,722	9,053	111,897	8,298
Net income (loss)	33,897	(30,214)	5,670	498	28,785	(907)